Exhibit 10.1
FOURTH AMENDMENT
     FOURTH AMENDMENT, dated as of August 4, 2009 (this “Fourth Amendment”), to the Credit Agreement, dated as of July 25, 2007 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), among Beazer Homes USA, Inc., a Delaware corporation (the “Borrower”), the several lenders from time to time parties thereto (the “Lenders”) and Wachovia Bank, National Association, as agent (in such capacity, the “Agent”) for the Lenders and the Issuers (as hereinafter defined).
W I T N E S S E T H:
     WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement;
     WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement, and the Required Lenders are agreeable to such request but only upon the terms and subject to the conditions set forth herein;
     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the Borrower, the Required Lenders, and the Agent agree as follows:
     SECTION 1 DEFINITIONS. Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement.
     SECTION 2 AMENDMENTS.
          2.1. Removal of Facility Letters of Credit.
          (a) Notwithstanding anything to the contrary contained in the Credit Agreement, as of the Fourth Amendment Effective Date (as defined below), (i) each Facility Letter of Credit issued prior to the date hereof shall henceforth no longer be deemed to be a Facility Letter of Credit under the terms of the Credit Agreement, (ii) all participations of the Lenders in all such Facility Letter of Credit shall be terminated and of no further force and effect, and (iii)(A) each Facility Letter of Credit issued prior to the date hereof by JPMorgan Chase Bank, N.A. shall be deemed issued under an agreement dated on or about the date hereof between JPMorgan Chase Bank, N.A. and the Borrower with respect to such Facility Letters of Credit, (B) each Facility Letter of Credit issued prior to the date hereof by Regions Financial Corporation shall be deemed issued under that certain Letter of Credit Agreement dated on or about the date hereof between the Borrower and Regions Financial Corporation, and (C) each Facility Letter of Credit issued prior to the date hereof by Wachovia Bank, National Association (“Wachovia”) shall be deemed issued under that certain Continuing Letter of Credit Agreement dated on or about the date hereof between the Borrower and Wachovia.

          (b) The Borrower represents and warrants to the Lenders, Issuers and other parties to the Credit Agreement that the Borrower has entered into agreements with each of JPMorgan Chase Bank, N.A., Wachovia and Regions Financial Corporation (collectively, the “Resigning Issuers”) whereby the Facility Letters of Credit (i) will remain outstanding on and after the Fourth Amendment Effective Date subject to bi-lateral reimbursement arrangements between the Borrower and each such Resigning Issuer and (ii) will cease to remain outstanding under the Credit Agreement.
          (c) In connection with the bi-lateral arrangements with each of the Resigning Issuers, the Borrower may grant security interests to each of the Resigning Issuers in cash collateral and deposit accounts to secure the Borrower’s obligations under the bi-lateral arrangements. The Agent and the Lenders hereby release such cash collateral and deposit accounts from the security interest of the Collateral Agreement, and such cash collateral and deposit accounts shall no longer secure the Loans, Notes, and obligations under the Credit Agreement but may secure the obligations of the Borrower under the bi-lateral arrangements with the Resigning Issuers.
          2.2. Designation of Issuers.
          (a) Notwithstanding anything to the contrary contained in the Credit Agreement, (i) the Resigning Issuers hereby resign as Issuers under the Credit Agreement effective as of the Fourth Amendment Effective Date, and (ii) Citibank, N.A. (“Citibank”)is designated as an Issuer under the Credit Agreement, effective as of the Fourth Amendment Effective Date.
          (b) As of the Fourth Amendment Effective Date, each of the Resigning Issuers (i) confirms that the obligations of the Borrower to such Resigning Issuer in respect of Facility Letters of Credit will remain outstanding under bi-lateral arrangements between such Resigning Issuer and the Borrower and will cease to be outstanding under the Credit Agreement, (ii) releases and discharges the Lenders, the other Issuers and the other parties to the Credit Agreement (other than the Borrower) from further obligations to such Resigning Issuer in respect of Facility Letters of Credit, (iii) agrees that its rights as against and duties and obligations of such other parties in respect of Facility Letters of Credit are permanently cancelled and terminated, and (iv) shall no longer have any duties or obligations as an Issuer under the Credit Agreement and all such duties and obligations of the Resigning Issuers are permanently cancelled and terminated.
          2.3. Partial Termination of Aggregate Commitments. As of the Fourth Amendment Effective Date, (i) the Commitment of each Lender other than Citibank, N.A. shall be reduced to zero Dollars ($0.00), and (ii) the Commitment of Citibank, N.A. shall be reduced to Twenty-Two Million and No/100 Dollars ($22,000,000.00).

          2.4. Termination of Lenders.
          (a) As of the Fourth Amendment Effective Date, all Lenders other than Citibank, N.A. shall be terminated as Lenders (the “Terminating Lenders”) under the Credit Agreement and, except as set forth in Section 2.5 below, all obligations of the Terminating Lenders under the Credit Agreement shall be terminated.
          (b) Promptly following the Fourth Amendment Effective Date, each Terminating Lender shall use its best efforts to deliver its original Note to the Borrower for cancellation or, if a Terminating Lender cannot locate its original Note, a lost note affidavit and indemnity agreement substantially in the form adopted by The Loan Syndications and Trading Association, Inc.
          2.5. Survival of Certain Provisions. Notwithstanding anything to the contrary contained herein, (i) with respect to the Resigning Issuers and the Terminating Lenders, the obligations of the Borrower under Sections 2.05(c), 2.14, 2.15, 2.17, 10.04 and 10.06 of the Credit Agreement shall survive effectiveness of this Amendment and the transactions contemplated hereby, and (ii) with respect to all Lenders the obligations of the Lenders under Section 9.05 of the Credit Agreement with respect to acts or omissions of the Agent prior to the Fourth Amendment Effective Date shall survive effectiveness of this Amendment and the transactions contemplated hereby.
          2.6. Termination of Cash Collateral Agreement. As of the Fourth Amendment Effective Date, the Cash Collateral Agreement and the Agent’s rights as secured party thereunder shall be terminated, the Cash Collateral Agreement shall no longer be a Security Document or Loan Document and the Accounts described in the Cash Collateral Agreement and any assets therein shall be released and no longer secure the Loans, Notes, and obligations under the Credit Agreement. Agent or any successor thereof may notify Evergreen Service Company, LLC that the Cash Collateral Agreement is terminated, and this Fourth Amendment shall constitute notice to the Borrower of the termination of the Cash Collateral Agreement.
     SECTION 3 CONDITIONS PRECEDENT.
          3.1. Effective Date. This Fourth Amendment shall become effective as of the date (the “Fourth Amendment Effective Date”) on which all of the following conditions have been satisfied or waived:
          (a) The Agent shall have received:
     (1) this Fourth Amendment, executed and delivered by a duly authorized officer of the Borrower, the Required Lenders, the Issuers and the Agent;
     (2) an Acknowledgment and Consent, in the form set forth as Exhibit A hereto, executed and delivered by a duly authorized officer of

each Guarantor (such Acknowledgment and Consent, together with this Fourth Amendment, the “Amendment Documents”);
     (3) execution and delivery of the Successor Agency and Amendment Agreement (the “Agency Agreement”) dated as of the date hereof, by and among Wachovia, Citicorp North America, Inc., Citibank, the Borrower and the Guarantors;
     (4) payment from the Borrower of all fees and expenses related to this Fourth Amendment and the Agency Agreement to be paid by Borrower; and
     (5) payment from the Borrower of all accrued fees (including (A) commitment fees on the average daily unused portion of each Lender’s Commitment pursuant to Section 2.9(b) of the Credit Agreement and (B) Facility Letter of Credit Fees) and expenses and other Obligations due and owing to any of the Lenders and to the Agent in accordance with the Credit Agreement.
              (b) Each of the Resigning Issuers shall have received their applicable documents executed and delivered by the Borrower as set forth in clauses (i), (ii) and (iii) of Section 2.1.
               (c) After giving effect to this Fourth Amendment, there shall be no Default or Event of Default.
     SECTION 4 GENERAL.
               4.1. Representations and Warranties.
               (a) In order to induce the Agent, the Issuers and the Lenders to enter into this Fourth Amendment, the Borrower hereby represents and warrants to the Agents, the Issuers and the Lenders that (i) each of the Borrower and the Guarantors has all necessary corporate power and authority to execute and deliver the Amendment Documents, (ii) the execution and delivery by each such party of the Amendment Documents have been duly authorized by all necessary corporate action on its part, and (iii) the Amendment Documents have been duly executed and delivered by each such party and constitute each such party’s legal, valid and binding obligation, enforceable in accordance with its terms.
               (b) In order to induce the Agent, the Issuers and the Lenders to enter into this Fourth Amendment, the Borrower hereby represents and warrants to the Agent, the Issuers and the Lenders that after giving effect to this Fourth Amendment, there shall not exist or be continuing any Default or Event of Default.
               4.2. Waiver of Claims. The Borrower acknowledges that the Agent and Lenders have acted in good faith and have conducted themselves in a commercially reasonable manner in their relationships with the Loan Parties in connection with this Fourth Amendment and in connection with the Credit Agreement and the other Loan Documents, the Borrower hereby waiving and releasing any claims to the contrary. The Borrower, on its own behalf and on behalf of each of its Affiliates, irrevocably releases and discharges the Agent and each Lender, all Affiliates of the Agent and each Lender, all officers, directors, employees, attorneys and agents of the Agent and each Lender or any of their Affiliates, and all of their predecessors in interest, from any and all claims, defenses, damages, losses, demands, liabilities, obligations and causes of action arising out of or in any way related to any of the Loan Documents, whether known or unknown, and whether now existing or hereafter arising, including without limitation, any usury claims, that have at any time been owned, or that are hereafter owned, in tort or in contract by the Borrower or any Affiliate of the Borrower and that arise out of any one or more circumstances or events that occurred prior to the date of this Fourth Amendment.
          4.3. Notice of Effectiveness. The Agent and Citibank shall promptly advise the Lenders and the Borrower that this Fourth Amendment has become effective and of the Fourth Amendment Effective Date, but such advice shall not be a representation by the Agent or Citibank that Section 3.1(c) is correct.
          4.4. APPLICABLE LAW AND JURISDICTION. THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          4.5. Counterparts. This Fourth Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Fourth Amendment by facsimile or other electronic image shall be effective as delivery of a manually executed counterpart of this Fourth Amendment.
          4.6. Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of the Borrower and its successors and assigns, and the Agent and the Lenders and each of their respective successors and assigns. The execution and delivery of this Fourth Amendment by any Lender prior to the Fourth Amendment Effective Date shall be binding upon its successors and assigns and shall be effective as to any loans or commitments assigned to it after such execution and delivery.
          4.7. Continuing Effect. Except as expressly amended hereby, the Credit Agreement as amended by this Fourth Amendment shall continue to be and shall remain in full force and effect in accordance with its terms. This Fourth Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Agent or the Lenders except as expressly stated herein. Any reference to the “Credit Agreement” in any Loan Document or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Fourth Amendment.
          4.8. Headings. Section headings used in this Fourth Amendment are for convenience of reference only, are not part of this Fourth Amendment and are not to affect the constructions of, or to be taken into consideration in interpreting, this Fourth Amendment.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

BORROWER:	BEAZER HOMES USA, INC.,
a Delaware corporation

	By:	/s/ Jeffrey S. Hoza
Name: Jeffrey S. Hoza
Title: Vice President & Treasurer
Signature Page to Fourth Amendment

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Agent and as a Lender and as an Issuer

By:	/s/ R. Scott Holtzapple
Name: R. Scott Holtzapple
Title: Director

CITIBANK, N.A., as a Lender and as an Issuer

By:	/s/ Ricardo James
Name: Ricardo James
Title: Director

BNP PARIBAS, as a Lender

By:	/s/ Duane Helkowski
Name: Duane Helkowski
Title: Managing Director

By:	/s/ Berangere Allen

Name: Berangere Allen
Title: Vice President

THE ROYAL BANK OF SCOTLAND, as a Lender

By:	/s/ Vlad Barshtak

Name: Vlad Barshtak
Title: Vice President

GUARANTY BANK, as a Lender

By:	/s/ Charles Sebesta

Name: Charles Sebesta
Title: Senior Vice President
Signature Page to Fourth Amendment

REGIONS FINANCIAL CORPORATION,
as a Lender and as an Issuer

By:	/s/ Ronny Hudspeth
Name: Ronny Hudspeth
Title: Sr. Vice President

JPMORGAN CHASE BANK, N.A., as a Lender and
as an Issuer

By:	/s/ Kimberly L. Turner
Name: Kimberly L. Turner
Title: Executive Director

CITY NATIONAL BANK, a national banking
association, as a Lender

By:	/s/ Xavier Barrera
Name: Xavier Barrera
Title: Vice President

PNC BANK, N.A., as a Lender

By:	/s/ Luis Donoso
Name: Luis Donoso
Title: Vice President

UBS LOAN FINANCE, LLC, as a Lender

By:	/s/ Marie A. Haddad /s/ Irja R. Otsa
Name: Marie A. Haddad Irja R. Otsa
Title: Associate Director Associate Director

COMERICA BANK, as a Lender

By:	/s/ Sarah R. West
Name: Sarah R. West
Title: Vice President
Signature Page to Fourth Amendment

EXHIBIT A
ACKNOWLEDGMENT AND CONSENT
     Reference is made to the Fourth Amendment, dated as of August 4, 2009 (the “Fourth Amendment”), to and under the Credit Agreement, dated as of July 25, 2007 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), among Beazer Homes USA, Inc., a Delaware corporation, the several Lenders and Issuers from time to time parties thereto and Wachovia Bank, National Association, as Agent. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.
     Each of the undersigned parties to the Guaranty hereby (a) consents to the transactions contemplated by the Fourth Amendment, (b) acknowledges and agrees that the guarantees made by such party contained in the Guaranty and the grants of security interests made by such party in the Collateral Agreement are, and shall remain, in full force and effect after giving effect to the Fourth Amendment, and (c) on its own behalf and on behalf of each of its Affiliates, irrevocably releases and discharges the Agent and each Lender, all Affiliates of the Agent and each Lender, all officers, directors, employees, attorneys and agents of the Agent and each Lender or any of their Affiliates, and all of their predecessors in interest, from any and all claims, defenses, damages, losses, demands, liabilities, obligations and causes of action arising out of or in any way related to any of the Loan Documents, whether known or unknown, and whether now existing or hereafter arising, including without limitation, any usury claims, that have at any time been owned, or that are hereafter owned, in tort or in contract by the undersigned or any Affiliate of the undersigned and that arise out of any one or more circumstances or events that occurred prior to the date of the Fourth Amendment.

GUARANTORS:		APRIL CORPORATION
BEAZER ALLIED COMPANIES HOLDINGS, INC.
BEAZER GENERAL SERVICES, INC.
BEAZER HOMES CORP.
BEAZER HOMES HOLDINGS CORP.
BEAZER HOMES INDIANA HOLDINGS CORP.
BEAZER HOMES SALES, INC.
BEAZER HOMES TEXAS HOLDINGS, INC.
BEAZER REALTY, INC.
BEAZER REALTY CORP.
BEAZER REALTY LOS ANGELES, INC.
BEAZER REALTY SACRAMENTO, INC.
BEAZER/SQUIRES REALTY, INC.
HOMEBUILDERS TITLE SERVICES, INC.
HOMEBUILDERS TITLE SERVICES OF VIRGINIA, INC.

	By:	/s/ Jeffrey S. Hoza (SEAL)
Name: Jeffrey S. Hoza Title:
Acknowledgement and Consent

BEAZER MORTGAGE CORPORATION

By:	/s/ Peggy Caldwell (SEAL)
Name: Peggy Caldwell
Title: Secretary

ARDEN PARK VENTURES, LLC
BEAZER CLARKSBURG, LLC
BEAZER COMMERCIAL HOLDINGS, LLC
BEAZER HOMES INVESTMENTS, LLC
BEAZER HOMES MICHIGAN, LLC
DOVE BARRINGTON DEVELOPMENT LLC

By:	BEAZER HOMES CORP., its Sole Member

By:	/s/ Jeffrey S. Hoza (SEAL)
Name: Jeffrey S. Hoza
Title:

BEAZER SPE, LLC

By:	BEAZER HOMES HOLDINGS CORP.,
its Sole Member

By:	/s/ Jeffrey S. Hoza (SEAL)

Name: Jeffrey S. Hoza
Title:

BEAZER HOMES INDIANA LLP

By:	BEAZER HOMES INVESTMENTS, LLC,
its Managing Partner

By:	BEAZER HOMES CORP.,
its Sole Member
Acknowledgement and Consent

By:	/s/ Jeffrey S. Hoza (SEAL)
	Name:	Jeffrey S. Hoza
Title:

Acknowledgement and Consent

BEAZER REALTY SERVICES, LLC

By:	BEAZER HOMES INVESTMENTS, LLC,
its Sole Member

By:	BEAZER HOMES CORP.,
its Sole Member

By:	/s/ Jeffrey S. Hoza (SEAL)
Name: Jeffrey S. Hoza
Title:

PARAGON TITLE, LLC
TRINITY HOMES, LLC

By:	BEAZER HOMES INVESTMENTS, LLC,
a Member

By:	BEAZER HOMES CORP.,
its Sole Member

By:	/s/ Jeffrey S. Hoza (SEAL)
Name: Jeffrey S. Hoza
Title:

BEAZER HOMES TEXAS, L.P.
TEXAS LONE STAR TITLE, L.P.

By:	BEAZER HOMES TEXAS HOLDINGS,
INC., its General Partner

By:	/s/ Jeffrey S. Hoza (SEAL)
Name: Jeffrey S. Hoza Title:
Acknowledgement and Consent

BH BUILDING PRODUCTS, LP

By:	BH PROCUREMENT SERVICES, LLC,
its General Partner

By:	BEAZER HOMES TEXAS, L.P.,
its Sole Member

By:	BEAZER HOMES TEXAS HOLDINGS,
INC., its General Partner

By:	/s/ Jeffrey S. Hoza (SEAL)
Name: Jeffrey S. Hoza
Title:

BH PROCUREMENT SERVICES, LLC

By:	BEAZER HOMES TEXAS, L.P.,
its Sole Member

By:	BEAZER HOMES TEXAS HOLDINGS,
INC., its General Partner

By:	/s/ Jeffrey S. Hoza (SEAL)
Name: Jeffrey S. Hoza
Title:

Address for Notices to all Guarantors
c/o Beazer Homes USA, Inc.
1000 Abernathy Road
Suite 1200
Atlanta, Georgia 30328
Attention: President
Tel: (770) 829-3700
Fax: (770) 481-0431
Acknowledgement and Consent